UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c- 5(d)(2))

☐ Definitive Information Statement

Romantique Ltd.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A.

(2) Aggregate number of securities to which transaction applies: N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4) Proposed maximum aggregate value of transaction: N/A.

(5) Total fee paid: N/A.

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $0.

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF ROMANTIQUE LTD.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT
REQUESTED TO SEND US A PROXY

Romantique Ltd.
64 West 48th Street, Suite 1107
New York, New York 10036

INFORMATION STATEMENT

April ___, 2014

INTRODUCTION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock (the “Common Stock”) of Romantique Ltd., a New York corporation (the “Company,” “we,” “our,” “us,” or words of similar import), to notify the Stockholders that on April [      ], 2014, the Company received written consent in lieu of a meeting from certain holders of common stock of the Company representing a majority of the shares of common stock of the Company and from the Board of Directors of the Company, in connection with a certain proposed amendment to our Articles of Incorporation.  The Company proposed an amendment that would amend our Articles of Incorporation to change our name from “Romantique Ltd.” to “Maiden Lane Jewelers, Ltd.”

The amendment to our Articles of Incorporation was unanimously adopted by written consent of our Board of Directors, and our principal stockholder, Ayin Gimmel, Inc. who owns 5,950,000 shares of our common stock, representing 56.96%  of our outstanding voting securities (the “Majority Stockholder”), effective April [    ], 2014. No other votes were required or necessary to adopt the amendments to our Articles of Incorporation, and none is being solicited hereunder. See the captions “Voting Securities and Principal Holders Thereof” and “Vote Required for Approval,” herein.

The amendments to our Articles of Incorporation will become effective on the opening of business on May  __, 2014, a date that is at least 21 days from the mailing of this Information Statement to our stockholders.

APPROXIMATE DATE OF MAILING: April ___, 2014.

REASONS FOR THE ADOPTION OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION

The Company has deemed it in its best interest to change its name from Romantique Ltd. to Maiden Lane Jewelry, Ltd. in order to better reflect the Company’s operations and strategy, and to differentiate itself from another line of jewelry being sold under the name Romantique.

NAME CHANGE

The Board of Directors and a majority of the Stockholders of the Company have approved the filing of an amendment to our Articles of Incorporation to change the name of the Company from “Romantique Ltd.” to “Maiden Lane Jewelry, Ltd.” in order to better reflect the Company’s operations and strategy and to distinguish itself from other lines of jewelry being sold under the brand “Romantique.”

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment to our Articles of Incorporation, which is not shared by all other stockholders.

1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

The securities that would have been entitled to vote if a meeting was required to have been held regarding the amendment to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on April [     ], 2014, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendment to our Articles of Incorporation, was 10,445,417 shares.

Security Ownership of Principal Holders, Officers and Directors

The following table sets forth certain information as of April [    ], 2014, regarding current beneficial ownership of the shares of our common stock by: (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based upon 10,445,417 outstanding shares of our common stock.

		Number of Shares*	Percentage
Name and Address	Position	Beneficially Owned	Of Class

Yitzchok Gurary 525 Lefferts Ave. Brooklyn, NY 11225	President, CFO, Chairman of the Board	2,000,000	19.15%

Michael Wirth 17 Colvin Road Scarsdale, NY 10583	Chief Executive Officer	0	0%

Chaim Zfatman 551 Crown Street Brooklyn, NY 11213	Director	0	0%

Shalom Schwartz 669 Crown Street Brooklyn, NY 11213	Director	0	0%

Officers and Directors as a Group: 4 people		2,000,000	19.15%

Principal Stockholders:

Ayin Gimmel, Inc.(i) 583 Montgomery St. Brooklyn, NY 11225		5,950,000	56.96%

(i)	The principal of Ayin Gimmel, Inc. is Levy Raskin. Mr. Raskin is the brother-in-law of Yitzchok Gurary, President of Romantique Ltd.

Changes in Control

There are no present contractual arrangements or pledges of our securities that may result in a change in control of the Company.

2

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

New  York Law

The elimination of the need for a special meeting of stockholders to approve the Amendments to the Articles of Incorporation and the corporate actions is made possible by Section 615 of the New York Business Corporations Law (the "NYBCL") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.   In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize the written consent of the holders of a majority in interest of the outstanding common stock of the Company.

Resolutions to effect the amendment were unanimously adopted by our Board of Directors and the majority Stockholders on April [    ], 2014. The majority Stockholder owns 56.96% of our outstanding voting securities. No other votes or consents are required or necessary to effect the amendment to our Articles of Incorporation.

Effective Date of Amendments

The effective date of the amendment to our Articles of Incorporation will be on the opening of business on May  ____, 2014, or a date that is 21 days from the mailing of this Information Statement to our stockholders, subject to the filing of Articles of Amendment to our Articles of Incorporation with the State of New York, Department of State, Division of Corporations.

 WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions listed above, pursuant to and in accordance with Rule 14c-2 of the Exchange Act.  Please carefully read this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Wirth
Chief Executive Officer

Dated April __, 2014

Appendix A

Certificate of Amendment
To the
Certificate of Incorporation for
ROMANTIQUE LTD.
Pursuant to Section 805 of the Business Corporation Law

It is hereby certified that

1.	The name of the corporation is ROMANTIQUE LTD.
2.	The corporation was originally formed under the name RAMANTIQUE JEWELRY LTD.
3.	The Certificate of Incorporation was filed with the Department of State pursuant to the Business Corporation Law on September 6, 2012.
4.	A Certificate of Amendment was filed on October 3, 2012, changing the name of the corporation from Ramantique Jewelry Ltd. to Romantique Jewelry. Ltd.
5.	A second Certificate of Amendment was filed on December 3, 2012, changing the name of the corporation from Romantique Jewelry Ltd. to Romantique Ltd.
6.	The Certificate of Incorporation of this Corporation is hereby amended as follows:

Paragraph 1 of the Certificate of Incorporation is amended to read as follows:

“1.  The name of the Corporation is:  MAIDEN LANE JEWELRY, LTD.”

7.	The amendment was authorized first by the board of directors followed by written consent of a majority of all outstanding shares entitled to vote thereon.

In witness whereof, the undersigned affirms under the penalties of perjury that the statement contained herein are true.

April ___, 2014

Michael Wirth
Chief Executive Officer